UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1448 NW Market St, Suite 500, Seattle, WA	98107
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 331-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock	MCHX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information regarding the Notes (as defined below) set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 1, 2026 (the “Closing Date”), Marchex, Inc. (the “Company” or “Marchex”) consummated the previously-announced acquisition (the “Transaction”) of 100% of the outstanding shares of capital stock of Archenia, Inc. (“Archenia”) from its stockholders (the “Sellers”), which include Russell C. Horowitz, our Chairman, Michael Arends, our Vice Chairman, and another accredited investor, pursuant to that certain Stock Purchase Agreement, dated May 8, 2026 (the “Stock Purchase Agreement”), by and among the Company and the Sellers. The Stock Purchase Agreement was previously filed as an annex to the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 5, 2026 (the “Proxy Statement”).

In acquiring 100% of the outstanding shares of capital stock of Archenia, the Company indirectly acquired all of the assets that support Archenia’s business. Archenia is a performance-based marketing technology company focused on customer qualification and acquisition. Archenia transforms consumer intent into AI-verified, outcome-based results by leveraging AI, natural-language analytics, and automated decisioning to identify and deliver high-intent consumer interactions to advertisers.

As consideration for the Transaction and pursuant to the Stock Purchase Agreement, on the Closing Date the Company issued an aggregate of $10 million in convertible promissory notes issued to the Sellers (collectively, the “Notes”). The Notes bear interest at 6% and are payable in three equal tranches on the 12-, 18- and 24-month anniversaries of the Closing Date. Principal and interest under the Notes are convertible in whole or in part into shares of Marchex’s Class B common stock at $1.80 per share. The Notes also include customary events of default, including failure to pay amounts when due and certain bankruptcy or insolvency events. Upon an event of default, the outstanding principal and unpaid accrued interest may become immediately due and payable.

As additional consideration for the Transaction and pursuant to the Stock Purchase Agreement, for each of the first and second 12-month periods following the Closing Date, to the extent (1) Archenia’s revenue or Adjusted EBITDA exceed such amounts for the 12-month period prior to the Closing Date, and (2) Archenia achieves certain specified integration or customer retention targets, Marchex will issue to the Sellers an aggregate of 2 million shares of its Class B common stock for each such period.

The description of the Notes, the Stock Purchase Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Notes and the Stock Purchase Agreement, which are filed as exhibits hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the direct financial obligations created by the Notes set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

The information regarding the sale of the Notes to the Sellers set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 3.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Special Meeting of Stockholders

On July 1, 2026, Marchex held a special meeting (the “Special Meeting”) of stockholders at which the following proposals were submitted: (1) the approval of the proposal to approve the Transaction, the Stock Purchase Agreement and the Related Agreements as described in the Proxy Statement (the “Stock Purchase Proposal”), and (2) the approval of the adjournment or postponement of the Special Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of the Stock Purchase Proposal (the “Adjournment Proposal”).

The final results for each of the matters submitted to a vote of stockholders at the Special Meeting, as certified by Computershare, the inspector of elections for the Special Meeting, are as follows:

Class A & Class B Votes	For	Against	Abstain	Non-Votes

Proposal 1 - Stock Purchase Proposal	151,454,493	25,074	306	0
Proposal 2 - Adjournment Proposal	151,316,417	163,150	306	0

Disinterested Class A & Class B Votes	For	Against	Abstain	Non-Votes
Proposal 1 – Stock Purchase Proposal	32,537,021	25,074	306	0
Proposal 2 - Adjournment Proposal	32,398,945	163,150	306	0

The Stock Purchase Proposal required the approval of (a) a majority of the voting power of all issued and outstanding Class A common stock and Class B common stock entitled to vote at the Special Meeting (treated as a single class) (the “Simple Majority Vote”) and (b) a majority of the voting power of all issued and outstanding Class A common stock and Class B common stock entitled to vote at the Special Meeting (treated as a single class), disregarding stock owned by Russell C. Horowitz and Michael Arends (the “Majority of the Minority Vote”), in each case as of the close of business on the record date and present or represented by proxy at the Special Meeting. The Stock Purchase Proposal was approved by approximately 99.9% under the Simple Majority Vote and approximately 99.9% under the Majority of the Minority Vote.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited financial statements of Archenia and its subsidiary as of and for the year ended December 31, 2025, as set forth in Exhibit 99.1 to this Current Report, are included as an exhibit to this Current Report and incorporated by reference into this Item 9.01.

Unaudited financial statements of Archenia and its subsidiary as of and for the quarterly period ended March 31, 2026, as set forth in Exhibit 99.2 to this Current Report, are included as an exhibit to this Current Report and incorporated by reference into this Item 9.01.

(b) Pro forma financial information.

Unaudited pro forma financial information of the Company in connection with the Transaction, as set forth in Exhibit 99.3 to this Current Report, is included as an exhibit to this Current Report and incorporated by reference into this Item 9.01

(d) Exhibits.

The following exhibits are filed herewith or incorporated by reference:

Exhibit No.	Description

2.1*	Stock Purchase Agreement, dated May 8, 2026, between the Company and the Sellers (incorporated by reference to Annex A of the Proxy Statement, as filed with the SEC on June 5, 2026).

4.1	Form of Convertible Promissory Note.

99.1*

Audited Financial Statements of Archenia, Inc. and Subsidiary (incorporated by reference to the section titled “Audited Financial Statements of Archenia, Inc. and Subsidiary” beginning on page F-7 of the Proxy Statement, as filed with the SEC on June 5, 2026).

99.2*

Unaudited Financial Statements of Archenia, Inc. and Subsidiary (incorporated by reference to the section titled “Unaudited Financial Statements of Archenia, Inc. and Subsidiary” beginning on page F-23 of the Proxy Statement, as filed with the SEC on June 5, 2026).

99.3*

Unaudited Pro Forma Condensed Financial Information of the Company (incorporated by reference to the section titled “Unaudited Pro Forma Condensed Financial Information” beginning on page F-2 of the Proxy Statement, as filed with the SEC on June 5, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed

Pursuant to the requirements of the Securities Exchange Act of 1934, Marchex has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCHEX, INC.

Date: July 1, 2026	By:	/s/ FRANCIS J. FEENEY
	Name:	Francis J. Feeney
	Title:	Corporate Secretary